                                                                     Exhibit 4.1

                                SIPEX CORPORATION

                         INSTRUCTION SHEET FOR INVESTORS

     (to be read in conjunction with the entire Stock Purchase Agreement and
                            Investor Questionnaire)


A. Complete the following items in the Stock Purchase Agreement and in the Investor Questionnaire:

     1. Provide the information regarding the Investor requested on the signature page to the Stock Purchase Agreement and in the Investor Questionnaire. The Stock Purchase Agreement must be executed by an individual authorized to bind the Investor.

     2. Return the signed Stock Purchase Agreement and Investor Questionnaire to:

                  Testa, Hurwitz & Thibeault, LLP
                  125 High Street
                  Boston, MA  02110
                  Attention: Kenneth J. Gordon
                  Phone (617) 248-7499
                  Fax: (617) 790-0117

          And fax copies to:

          Adams, Harkness & Hill, Inc.
          Attn: Tom Grant
          Phone:  (617) 788-1573
          Fax:  (617) 371-3798



          An executed original Stock Purchase Agreement and Investor Questionnaire or a fax thereof must be received by 5:00 p.m. Boston time on a date to be determined and distributed to the Investor at a later date.

B. Instructions regarding the transfer of funds for the purchase of Shares will be faxed to the Investor at a later date.

C. To resell the Shares after the Registration Statement covering the Shares is effective:

          1. Provided that a suspension of the Registration Statement is not then in effect pursuant to the terms of the Stock Purchase Agreement, the Investor may sell Shares under the Registration Statement; provided that it arranges for delivery of a current Prospectus to the transferee. Upon receipt of a request therefor, the Company has agreed to provide an adequate number of current prospectuses to each investor and to supply copies to any other parties requiring such prospectuses.

          2. The Investor must also deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale in the form attached to the Stock Purchase Agreement, so that the Shares may be properly transferred.


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                            STOCK PURCHASE AGREEMENT

Sipex Corporation
22 Linnell Circle
Billerica, MA  01821

Ladies and Gentlemen:

         The undersigned, _________________________________(the "Investor"),
hereby confirms its agreement with you as follows:

1. This Stock Purchase Agreement (the "Agreement") is made as of May __, 2001 between SIPEX Corporation, a Massachusetts corporation (the "Company"), and the Investor.

2. The Company has authorized the sale and issuance of up to 2,190,000 shares (the "Shares") of common stock of the Company, $0.01 par value per share (the "Common Stock"), subject to adjustment by the Company's Board of Directors, to certain investors in a private placement (the "Offering").

3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor ___________ Shares, for a purchase price of $10.50 per share, or an aggregate purchase price of $_______________, pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Investor, certificates representing the Shares purchased by the Investor will be registered in the Investor's name and address as set forth below.

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any member of the National Association of Securities Dealers, Inc. ("NASD") as of the date hereof. Exceptions:

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------.
          (If no exceptions, write "none." If left blank, response will be deemed to be "none.")

     Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose. By executing this Agreement, you acknowledge that the Company may use the information in paragraph 4 above and the name and address information below in preparation of the Registration Statement (as defined in Annex I).

AGREED AND ACCEPTED:
-------------------

SIPEX CORPORATION                "INVESTOR"


By:                              By:
   ------------------------          -------------------------------------------
     Name:
     Title:                      Print Name:
                                             -----------------------------------

                                 Title:
                                        ----------------------------------------

                                 Address:
                                          --------------------------------------


                                 Tax ID No.:
                                             -----------------------------------

                                 Contact name:
                                               ---------------------------------

                                 Telephone:
                                            ------------------------------------

                                 Name in which Shares
                                 should be registered (if different):
                                                                     -----------

                                     ANNEX I

                   TERMS AND CONDITIONS FOR PURCHASE OF SHARES


     1. AUTHORIZATION AND SALE OF THE SHARES. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of up to 2,190,000 Shares. The Company reserves the right to increase or decrease this number.

     2.   AGREEMENT TO SELL AND PURCHASE THE SHARES; SUBSCRIPTION DATE.

          2.1 At the Closing (as defined in Section 3), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Shares set forth in Section 3 of the Stock Purchase Agreement to which these Terms and Conditions are attached, at the purchase price set forth thereon.

          2.2 The Company may enter into the same form of Stock Purchase Agreement including these Terms and Conditions, with certain other investors (the "Other Investors") and expects to complete sales of Shares to them. (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the "Investors," and the Stock Purchase Agreements to which these Terms and Conditions are attached and the Stock Purchase Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the "Agreements.") The Company may accept executed Agreements from Investors for the purchase of Shares commencing upon the date on which the Company provides the Investors with the proposed purchase price per Share and concluding upon the date (the "Subscription Date") on which the Company has notified Adams, Harkness & Hill, Inc. (in its capacity as Placement Agent for the Shares, the "Placement Agent") in writing that the Company is no longer accepting Agreements from Investors for the purchase of Shares. The Company may not enter into any Agreements after the Subscription Date.

          2.3 Investor acknowledges that the Company intends to pay the Placement Agent a fee in respect of the sale of Shares to the Investor.

     3. DELIVERY OF THE SHARES AT CLOSING. The completion of the purchase and sale of the Shares (the "Closing") shall occur (the "Closing Date") on May 16, 2001 (the "Closing Date"), at the offices of Testa, Hurwitz & Thibeault, LLP, the Company's counsel, or such other date as is mutually agreed to by the Company and the Investor. At the Closing, the Company shall deliver to the Investor one or more stock certificates representing the number of Shares set forth in Section 3 of the Stock Purchase Agreement, each such certificate to be registered in the name of the Investor or, if so indicated on the signature page of the Stock Purchase Agreement, in the name of a nominee designated by the Investor.

     The Company's obligation to issue the Shares to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Shares being purchased hereunder as set forth in Section 3 of the Stock Purchase Agreement; (b) completion of the purchases and sales under the Agreements with the Other Investors; and (c) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.

     The Investor's obligation to purchase the Shares shall be subject to the following conditions, any one or more of which may be waived by the Investor:
(a) the representations and warranties of the Company set forth herein shall be true and correct as of the Closing Date in all material respects and (b) the Investor shall have received such documents as such Investor shall reasonably have requested, including an opinion of Company counsel as to the matters set forth in Section 4.2, and as to exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), of the sale of the Shares.

     4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company hereby represents and warrants to, and covenants with, the Investor, as follows:

          4.1 ORGANIZATION. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. Each of the Company and its subsidiaries listed on Exhibit 21.1 to its Annual Report on Form 10-K for the year ended December 31, 2000 (the "Subsidiaries") has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and as described in the Confidential Offering Memorandum dated May 10, 2001 distributed in connection with the sale of Shares including the documents incorporated by reference therein (the "Placement Memorandum") and the Company's Annual Report on Form 10-K for the year ended December 31, 2000 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, including all exhibits, supplements and amendments thereto (the "SEC Filings"), and is registered or qualified to do business and in good standing in each jurisdiction in which the failure to be so qualified would have a material adverse effect upon the business, financial condition, properties or operations of the Company and its Subsidiaries, considered as one enterprise ("Material Adverse Effect"), and to the Company's knowledge, no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

          4.2 DUE AUTHORIZATION AND VALID ISSUANCE. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements, and the Agreements have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Shares being purchased by the Investor hereunder will, upon issuance pursuant to the terms hereof, be duly authorized, validly issued, fully-paid and nonassessable.

          4.3 NON-CONTRAVENTION. The execution and delivery of the Agreements, the issuance and sale of the Shares to be sold by the Company under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under (i) any bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its Subsidiaries or their respective properties are bound when such violation, conflict or default would have a Material Adverse Effect, (ii) the articles of organization, by-laws or other organizational documents of the Company or any Subsidiary, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary or their respective properties when such violation, conflict or default would have a Material Adverse Effect, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the properties or assets of the Company or any Subsidiary or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of the property or assets of the Company or any Subsidiary is subject where such lien or other restriction would have a Material Adverse Effect. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States or any other person is required for the execution and delivery of the Agreements and the valid issuance and sale of the Shares to be sold pursuant to the Agreements, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal or state securities laws.

          4.4 CAPITALIZATION. The capitalization of the Company as of May 9, 2001 is as set forth in the Placement Memorandum (excluding unvested options and treasury shares). The Company has not issued any capital stock since that date other than pursuant to (i) employee benefit plans disclosed in the SEC Filings, or (ii) outstanding warrants or options disclosed in the SEC Filings. The Shares to be sold by the Company pursuant to the Agreements have been duly authorized, and when issued and paid for in accordance with the terms of the


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


Agreements, will be duly and validly issued, fully paid and nonassessable. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth in or contemplated by the SEC Filings, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company or any Subsidiary, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party or of which the Company has knowledge and relating to the issuance or sale of any capital stock of the Company or any Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options. Without limiting the foregoing, no preemptive right, co-sale right, right of first refusal, registration right (except as set forth herein), or other similar right exists with respect to the Shares or the issuance and sale thereof. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Shares. The Company owns the entire equity interest in each of its Subsidiaries, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than as described in the SEC Filings. Except as disclosed in the SEC Filings, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

          4.5 LEGAL PROCEEDINGS. There is no material legal or governmental proceeding pending or, to the knowledge of the Company, threatened to which the Company or any Subsidiary is or may be a party or of which the business or property of the Company or any Subsidiary is subject that is not disclosed in the SEC Filings.

          4.6 NO VIOLATIONS. Neither the Company nor any Subsidiary (i) is in violation of its charter, bylaws, or other organizational document, (ii) is in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect , or (iii) is in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in any respect in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or by which the properties of the Company or any Subsidiary are bound, which would be reasonably likely to have a Material Adverse Effect.

          4.7 GOVERNMENTAL PERMITS, ETC. With the exception of the matters which are dealt with separately in Sections 4.1, 4.12, 4.13, and 4.14, each of the Company and its Subsidiaries has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company and its Subsidiaries as currently conducted and as described in the Placement Memorandum except where the failure to currently possess will not have a Material Adverse Effect.

          4.8 INTELLECTUAL PROPERTY. Except as specifically disclosed in the SEC Filings (i) each of the Company and its Subsidiaries owns or possesses sufficient rights to use all patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how (collectively, "Intellectual Property") described or referred to in the SEC Filings as owned or possessed by it or that are necessary for the conduct of its business as now conducted or as described in the SEC Filings except where the failure to currently own or possess would not have a Material Adverse Effect, and (ii) to the Company's knowledge, neither the Company nor any of its Subsidiaries is infringing, or has received any notice of or has any knowledge of any asserted infringement by the Company or any of its Subsidiaries of, any rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a Material Adverse Effect.

          4.9 FINANCIAL STATEMENTS. The financial statements of the Company and the related notes contained in the SEC Filings present fairly, in accordance with generally accepted accounting principles, the financial position of the Company and its Subsidiaries as of the dates indicated, and the results of its operations and cash flows for the periods therein specified. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the


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


periods therein specified, except as disclosed in the SEC Filings. The other financial information contained in the SEC Filings has been prepared on a basis consistent with the financial statements of the Company.

          4.10 NO MATERIAL ADVERSE CHANGE. Except as otherwise disclosed in the SEC Filings, since December 31, 2000, the Company has not experienced or suffered an event or condition which has caused a Material Adverse Effect.

          4.11 DISCLOSURE. The information contained in the Placement Memorandum, excluding exhibits thereto, including without limitation all information incorporated therein by reference, as of the date hereof and as of the Closing Date, did not and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          4.12 NASDAQ COMPLIANCE. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on The Nasdaq Stock Market, Inc. National Market (the "Nasdaq National Market"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Securities and Exchange Commission (the "SEC") or the NASD is contemplating terminating such registration or listing.

          4.13 REPORTING STATUS. The Company has filed in a timely manner all documents that the Company was required to file under the Securities Exchange Act of 1934, as amended (the "Exchange Act") during the 12 months preceding the date of this Agreement (the "SEC Documents"). The SEC Documents and all other materials filed with the SEC during such period complied in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading.

          4.14 LISTING. The Company shall comply with all requirements of the NASD with respect to the issuance of the Shares and the listing thereof on the Nasdaq National Market.

          4.15 NO MANIPULATION OF STOCK. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

          4.16 COMPANY NOT AN "INVESTMENT COMPANY". The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Company is not, and immediately after receipt of payment for the Shares will not be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

          4.17 PRIVATE PLACEMENT. Subject to the accuracy of the Investor's representations and warranties in Section 5 of this Agreement, the offer, sale, and issuance of the Shares in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and from the registration or qualification requirements of the laws of any applicable state or United States jurisdiction.

          4.18 INTEGRATION. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Shares to the Investor. The issuance of the Shares to the Investor will not be integrated with any other past issuance of the Company's securities for purposes of the Securities Act or any applicable rules of Nasdaq. The Company will not make any offers or sales of any security (other than the Shares) that would cause the offering of the Shares to be integrated with any other offering of securities by the Company for purposes of any registration requirement under the Securities Act or any applicable rules of Nasdaq.


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


     5.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR.

          5.1 The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an "accredited investor" as defined in Regulation D under the Securities Act and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares; (ii) the Investor is acquiring the number of Shares set forth on the signature page hereto in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares; (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions on the signature page hereto for use in preparation of the Registration Statement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; (v) the Investor will notify the Company immediately of any change in any of such information until such time as the Investor has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective;
(vi) the Investor and Investor's representatives have been solely responsible for the Investor's own "due diligence" investigation of the Company and its management and business, for its own analysis of the merits and risks of this investment, and for Investor's own analysis of the fairness and desirability of the terms of the investment; (vii) the Investor has, in connection with its decision to purchase the number of Shares set forth on the signature page hereto, relied only upon the Placement Memorandum, the SEC Filings and the representations and warranties of the Company contained herein and (viii) the Investor is not a registered broker-dealer or engaged in the business of a broker-dealer. Investor understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor's investment intent as expressed herein. Investor has completed or caused to be completed and delivered to the Company the Investor Questionnaire attached hereto as EXHIBIT A, which questionnaire is true and correct in all material respects.

          5.2 The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Shares, or possession or distribution of the Placement Memorandum in connection with the issue of the Shares, in any jurisdiction outside the United States where legal action by the Company for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

          5.3 The Investor hereby covenants with the Company not to make any sale of the Shares without complying with the provisions of this Agreement and without causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Investor acknowledges that the certificates evidencing the Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith. The Investor acknowledges that there may occasionally be times when the Company determines that it must suspend the use of the Prospectus forming a part of the Registration Statement, as set forth in Section 7.2(c).

          5.4 The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification and contribution agreements of the Investors herein may be legally unenforceable.


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


          5.5 The Investor will not, prior to the effectiveness of the Registration Statement, if then prohibited by law or regulation, sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a "Disposition"), the Shares, nor will the Investor engage in any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in a Disposition of Shares by the Investor or any person or entity. Such prohibited hedging or other transaction would include, without limitation, effecting any short sale or having in effect a short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the Shares or with respect to any security (other than a broad-based market basket or index) that includes, relates or derived any significant part of its value from the Shares.

          5.6 The Investor understands that nothing in the SEC Filings, this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

     6.   SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.
Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor.

     7.   REGISTRATION OF THE SHARES; COMPLIANCE WITH THE SECURITIES ACT.

          7.1  REGISTRATION PROCEDURES AND OTHER MATTERS. The Company shall:

               (a) subject to receipt of necessary information from the Investors after prompt request from the Company to the Investors to provide such information, use its best efforts to prepare and file with the SEC, within ten
(10) days after the Closing Date, a registration statement on Form S-3 (the "Registration Statement") to enable the resale of the Shares by the Investors from time to time through the automated quotation system of the Nasdaq National Market or in privately-negotiated transactions;

               (b) use its commercially reasonable efforts, subject to receipt of necessary information from the Investors after prompt request from the Company to the Investors to provide such information, to cause the Registration Statement to become effective within thirty (30) business days after the Registration Statement is filed by the Company and provide prompt notice to the Investor on the day the Registration Statement becomes effective or as soon thereafter as feasible.

               (c) use its best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement current and effective for a period not to exceed the earlier of (i) the second anniversary of the Closing Date, with respect to each Investor's Shares purchased hereunder, (ii) the first date on which the Investor may sell all Shares then held by the Investor within a ninety (90) day period pursuant to Rule 144 under the Securities Act or any other rule of similar effect, or (iii) such time as all Shares purchased by such Investor in this Offering have been sold;

               (d) furnish to the Investor with respect to the Shares registered under the Registration Statement such number of copies of the Registration Statement, prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Investor; provided, however, that the obligation of the Company to deliver copies of prospectuses or preliminary prospectuses to the Investor shall be subject to the receipt by the Company of reasonable assurances from the

Investor that the Investor will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses or preliminary prospectuses;

               (e) file documents required of the Company for normal blue sky clearance in states specified in writing by the Investor; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

               (f) bear all expenses in connection with the procedures in paragraph (a) through (e) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statement; other than fees and expenses, if any, of counsel or other advisors to the Investor or underwriting discounts, brokerage fees and commissions incurred by the Investor; and

               (g) advise the Investor (to the extent feasible, on the day of receipt of such notice) after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued and shall promptly notify the Investor of any such withdrawal on the day of such withdrawal, or as soon thereafter as possible.

     Notwithstanding anything to the contrary herein, the Registration Statement shall cover only the Shares. In no event at any time before the Registration Statement becomes effective with respect to the Shares shall the Company publicly announce or file any other registration statement (other than a Registration Statement on Form S-8) without the prior written consent of a majority in interest of the Investors; provided, however, that the filing by the Company of an amendment to a previously filed registration statement shall not be subject to such requirement; provided, that such amendment does not increase the number of shares of Common Stock or other securities subject to the registration statement.

          7.2  TRANSFER OF SHARES AFTER REGISTRATION; SUSPENSION.

               (a) The Investor agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 7.1 and as described below or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

               (b) Except in the event that paragraph (c) below applies, the Company shall (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 7.2(b)(i); and (iii) inform each Investor that the Company has complied with its obligations in Section 7.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 7.2(b)(i) hereof on the day when the amendment has become effective or as soon thereafter as feasible).

               (c) Subject to paragraph (d) below, in the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) of any event or circumstance which, upon the advice of its counsel, would necessitate the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall, deliver a certificate in writing to the Investor (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares pursuant to the Registration Statement (a "Suspension") until the Investor's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable within 20 business days after the delivery of a Suspension Notice to the Investor.

               (d) Notwithstanding the foregoing paragraphs of this Section 7.2, the Investor shall not be prohibited from selling Shares under the Registration Statement as a result of any Suspension (i) on more than two occasions in any twelve month period, (ii) of a duration of more than 30 business days or (iii) commencing within 30 business days of the end of any prior Suspension (unless the second Suspension is caused by a different and unrelated event or events than that which caused the initial Suspension), unless, in the good faith judgment of the Company's Board of Directors, upon advice of counsel, the sale of Shares under the Registration Statement in reliance on this paragraph 7.2(d) would be reasonably likely to cause a violation of the Securities Act or the Exchange Act and result in liability to the Company.

               (e) Provided that a Suspension is not then in effect, the Investor may sell Shares under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Shares.

     7.3  INDEMNIFICATION. For the purpose of this Section 7.3:

          (i) the term "Selling Stockholder" shall include the Investor and any officer, director, trustee or affiliate of such Investor;

          (ii) the term "Registration Statement" shall include any final Prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1; and

          (iii) the term "untrue statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (a) The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the Registration Statement at the time of effectiveness of the Registration Statement, (ii) violations of federal or state securities laws, or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or preparing to defend any such action, proceeding or claim, PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, (x) an untrue statement made or alleged untrue statement or omission or alleged omission in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement, (y) the failure of such Selling Stockholder to comply with its covenants and agreements contained in Section 7.2 hereof respecting sale of the Shares, or (z) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Investor prior to the pertinent sale or sales by the Investor. The Company shall reimburse each Selling Stockholder for the amounts provided for herein on demand as such expenses are incurred.

               (b) The Investor agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure by such Investor to comply with the covenants and agreements contained in Section 7.2 hereof respecting sale of the Shares, or
(ii) any untrue statement of a material fact contained in the Registration Statement if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, and the Investor will reimburse the Company (or such officer, director or controlling person) on demand, as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; PROVIDED that the Investor's obligation to indemnify the Company shall be limited to the net amount received by the Investor from the sale of the Shares.

               (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 7.3 (except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend such action) or from any liability otherwise than under this Section 7.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, PROVIDED, HOWEVER, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; PROVIDED that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

               (d) If the indemnification provided for in this Section 7.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor, as well as any other Selling Stockholders under such Registration Statement on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor or other Selling Shareholder on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investor and other Selling Stockholders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Investor shall not be required to contribute any amount in excess of the amount by which the net amount received by the Investor from the sale of the Shares to which such loss relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investor's obligations in this subsection to contribute shall be in proportion to its sale of Shares to which such loss relates and shall not be joint with any other Selling Shareholders.

               (e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 7.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Act and the Exchange Act.

          7.4 TERMINATION OF CONDITIONS AND OBLIGATIONS. The conditions precedent imposed by Section 5 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

          7.5 INFORMATION AVAILABLE. So long as the Registration Statement is effective covering the resale of Shares owned by the Investor, the Company will furnish to the Investor upon the Investor's request:

               (a)  as soon as practicable after it is available, one copy of
(i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) its Annual Report on Form 10-K and (iii) its Quarterly Reports on Form 10-Q (the foregoing, in each case, excluding exhibits);

               (b) upon the request of the Investor, all exhibits excluded by the parenthetical to subparagraph (a) of this Section 7.5 as filed with the SEC and all other information that is made available to shareholders; and

               (c) an adequate number of copies of the prospectuses to supply to any other party requiring such prospectuses; and upon the reasonable request of the Investor, the Company will meet with the Investor or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Shares and will otherwise cooperate with any Investor conducting an investigation for the purpose of reducing or eliminating such Investor's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with any Investor until and unless the Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

          8. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed,
(iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

               (a)  if to the Company, to:

                    SIPEX Corporation
                    22 Linnell Circle
                    Billerica, MA  01821
                    Attention: Chief Financial Officer
                    Fax:  978-670-9088

               (b)  with a copy to:

                    Testa, Hurwitz & Thibeault, LLP
                    125 High Street
                    Boston, MA  02110
                    Attention: Kenneth Gordon, Esq.
                    Fax:  617-248-7100


               (c) if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

          9. CHANGES. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

          10. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

          11. SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

          12. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law.

          13. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

          14. RULE 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Investor holding Shares purchased hereunder made after the first anniversary of the Closing Date, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as any such Investor may reasonably request, all to the extent required from time to time to enable such Investor to sell Shares purchased hereunder without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Investor, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements.

          15. CONFIDENTIAL INFORMATION. The Investor represents to the Company that, at all times during the Company's offering of the Shares, the Investor has maintained in confidence all material non-public information regarding the Company received by the Investor from the Company or its agents, has not traded in the Company's securities on the basis of any material non-public information and covenants that it will continue to maintain in confidence such information until such information becomes generally publicly available other than through a violation of this provision by the Investor or its agents.

                                    EXHIBIT A
                    SIPEX CORPORATION INVESTOR QUESTIONNAIRE
                (ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To:  SIPEX Corporation

     This Investor Questionnaire ("Questionnaire") must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $.01 per share, of SIPEX Corporation (the "Securities"). The Securities are being offered and sold by SIPEX Corporation (the "Corporation") without registration under the Securities Act of 1933, as amended (the "Act"), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling Securities to such investor. The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

     This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Except as permitted in this Agreement, your answers will be kept strictly confidential. However, by signing this Questionnaire you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

A.   BACKGROUND INFORMATION

Name:
     ---------------------------------------------------------------------------

Business Address:
                 ---------------------------------------------------------------
                                    (Number and Street)

--------------------------------------------------------------------------------
(City)                               (State)                          (Zip Code)

Telephone Number: (___)
                        --------------------------------------------------------

Residence Address:
                  --------------------------------------------------------------
                                       (Number and Street)

--------------------------------------------------------------------------------
(City)                              (State)                           (Zip Code)

Telephone Number: (___)
                        --------------------------------------------------------

If an individual:
         Age:       Citizenship:           Where registered to vote:
             ----               ---------                           ------------

If a corporation, partnership, limited liability company, trust or other entity:

         Type of entity:
                        --------------------------------------------------------
         State of formation:                   Date of formation:
                            -----------------                    ---------------

Social Security or Taxpayer Identification No.
                                              ----------------------------------

Send all correspondence to (check one): __ Residence Address __ Business Address

B.   STATUS AS ACCREDITED INVESTOR

     The undersigned is an "accredited investor" as such term is defined in Regulation D under the Act, as at the time of the sale of the Securities the undersigned falls within one or more of the following categories (PLEASE INITIAL ONE OR MORE, AS APPLICABLE):(1)

     ____ (1) a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Corporation Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Corporation licensed by the U.S. Small Business Administration under
Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

     ____ (2) a private business development company as defined in Section 202(a)(22) of the Investment Adviser Act of 1940;

     ____ (3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of $5,000,000;

     ____ (4) a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Securities exceeds $1,000,000;

     ____ (5) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

     ____ (6) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

     ____ (7) an entity in which all of the equity owners are accredited investors (as defined above).

C.   REPRESENTATIONS

     The undersigned hereby represents and warrants to the Corporation as follows:

1. Any purchase of the Securities would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

2. The information contained herein is complete and accurate and may be relied upon by the Corporation, and the undersigned will notify the Corporation immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of Securities by the undersigned or any co-purchaser.


--------

     (1) As used in this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income, the investor should add to the investor's adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depiction, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

3. There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

4. The undersigned acknowledges that there may occasionally be times when the Corporation determines that it must suspend the use of the Prospectus forming a part of the Registration Statement (as such terms are defined in the Stock Purchase Agreement to which this Questionnaire is attached), as set forth in Section 7.2(c) of the Stock Purchase Agreement. The undersigned is aware that, in such event, the Securities will not be subject to ready liquidation, and that any Securities purchased by the undersigned would have to be held during such suspension. The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned's net worth and financial circumstances, and any purchase of the Securities will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Securities.

5. In addition to reviewing the Corporation's SEC Filings, the undersigned has carefully considered the potential risks relating to the Corporation and a purchase of the Securities, and fully understands that the Securities are speculative investments which involve a high degree of risk of loss of the undersigned's entire investment.

          IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this _____ day of _______ ___, 2001, and declares under oath that it is truthful and correct.



                                       -----------------------------------------
                                       Print Name


                                       By:
                                          --------------------------------------
                                              Signature

                                       Title:
                                             -----------------------------------
                                              (required for any purchaser that
                                              is a corporation, partnership,
                                              trust or other entity)

                                    ANNEX II

                       LETTER REGARDING RESALE PROCEDURES

                              [COMPANY LETTERHEAD]


                                 _________, 2001


     Re: SIPEX Corporation; Registration Statement on Form S-3
         -----------------------------------------------------

Dear Selling Shareholder:

     Enclosed please find five (5) copies of a prospectus dated ______________, ____ (the "PROSPECTUS") for your use in reselling your shares of common stock, $.01 par value (the "SHARES"), of SIPEX Corporation (the "COMPANY"), under the Company's Registration Statement on Form S-3 (Registration No. 333- ) (the "REGISTRATION STATEMENT"), which has been declared effective by the Securities and Exchange Commission. AS A SELLING SHAREHOLDER UNDER THE REGISTRATION STATEMENT, YOU HAVE AN OBLIGATION TO DELIVER A COPY OF THE PROSPECTUS TO EACH PURCHASER OF YOUR SHARES, EITHER DIRECTLY OR THROUGH THE BROKER-DEALER WHO EXECUTES THE SALE OF YOUR SHARES.

     The Company is obligated to notify you in the event that it suspends trading under the Registration Statement in accordance with the terms of the Stock Purchase Agreement between the Company and you. During the period that the Registration Statement remains effective and trading thereunder has not been suspended, you will be permitted to sell your Shares which are included in the Prospectus under the Registration Statement. Upon a sale of any Shares under the Registration Statement, you or your broker will be required to deliver to the Transfer Agent, EquiServe, (1) your restricted stock certificate(s) representing the Shares, (2) instructions for transfer of the Shares sold and (3) a representation letter from your broker, or from you if you are selling in a privately negotiated transaction, or from such other appropriate party, in the form of EXHIBIT A attached hereto (the "Representation Letter"). The Representation Letter confirms that the Shares have been sold pursuant to the Registration Statement and in a manner described under the caption "Plan of Distribution" in the Prospectus and that such sale was made in accordance with all applicable securities laws, including the prospectus delivery requirements.

     Please note that you are under no obligation to sell your Shares during the registration period. However, if you do decide to sell, you must comply with the requirements described in this letter or otherwise applicable to such sale. Your failure to do so may result in liability under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Please remember that all sales of your Shares must be carried out in the manner set forth under the caption "Plan of Distribution" in the Prospectus if you sell under the Registration Statement. The Company may require an opinion of counsel reasonably satisfactory to the Company if you choose another method of sale. YOU SHOULD CONSULT WITH YOUR OWN LEGAL ADVISOR(S) ON AN ONGOING BASIS TO ENSURE YOUR COMPLIANCE WITH THE RELEVANT SECURITIES LAWS AND REGULATIONS.

     YOU MUST NOTIFY THE UNDERSIGNED IF YOU ENTER INTO ANY ARRANGEMENT WITH A BROKER-DEALER FOR THE SALE OF SHARES THROUGH A BLOCK TRADE, SPECIAL OFFERING, EXCHANGE DISTRIBUTION OR SECONDARY DISTRIBUTION OR A PURCHASE BY A BROKER-DEALER. DEPENDING ON THE CIRCUMSTANCES, SUCH TRANSACTIONS MAY REQUIRE THE FILING OF A SUPPLEMENT TO THE PROSPECTUS IN ORDER TO UPDATE THE INFORMATION SET FORTH UNDER THE CAPTION "PLAN OF DISTRIBUTION" IN THE PROSPECTUS.

     Should you need any additional copies of the Prospectus, or if you have any questions concerning the foregoing, please write to me at SIPEX Corporation, 22 Linnell Circle, Billerica, MA 01821. Thank you.

                                               Sincerely,


                                               Chief Financial Officer

                                                                       EXHIBIT A

                         CERTIFICATE OF SUBSEQUENT SALE

[Name and address of transfer agent]


          RE: Sale of Shares of Common Stock of _______________ (the "Company") pursuant to the Company's Prospectus dated _____________, ____ (the "Prospectus")

Dear Sir/Madam:

     The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Shareholders in the Prospectus, that the undersigned has sold the shares pursuant to the Prospectus and in a manner described under the caption "Plan of Distribution" in the Prospectus and that such sale complies with all securities laws applicable to the undersigned, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Shareholder (the beneficial owner):
                                           ------------------------------

Record Holder (e.g., if held in name of nominee):
                                                  ------------------------------

Restricted Stock Certificate No.(s):
                                     -------------------------------------------

Number of Shares Sold:
                       ---------------------------------------------------------

Date of Sale:
              ------------------------------------------------------------------

         In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

                                            Very truly yours,

Dated:                                      By:
       -------------------------------          --------------------------------

                                            Print Name:
                                                        ------------------------

                                            Title:
                                                   -----------------------------

cc:  SIPEX Corporation
     22 Linnell Circle
     Billerica, MA  01821
     Attn:  Chief Financial Officer